Principal Variable Contracts Funds, Inc.
Supplement dated April 23, 2020
to the Statement of Additional Information dated May 1, 2019
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Effective April 27, 2020, under Management Information, in the Officers of the Fund section, delete the row for Jennifer A. Block from the table.

PORTFOLIO MANAGER DISCLOSURE
Effective April 30, 2020, delete references to Tina Paris and Timothy R. Warrick.
Effective April 30, 2020, in the Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers) section, add the following to the alphabetical list of portfolio managers in the Other Accounts Managed table:

Other Accounts Managed
	Total Number Of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Randy R. Woodbury(1): Bond Market Index and Core Plus Bond Accounts
Registered investment companies	17	$6.2 billion	1	$543.0 million
Other pooled investment vehicles	47	$15.0 billion	0	$0
Other accounts	50	$8.3 billion	11	$1.1 billion
(1) Information as of March 31, 2020.
Effective April 30, 2020, add the following to the alphabetical list of portfolio managers in the Ownership of Securities table:
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Randy R. Woodbury(1)	Core Plus Bond	None
(1) Information as of March 31, 2020.